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                                                               Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders of Audible, Inc:

   We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Registration Statement.

/s/ KPMG LLP
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Short Hills, New Jersey

May 27, 1999